UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (date of earliest event reported) November 13, 2006


                        MEDIANET GROUP TECHNOLOGIES, INC.
                        ---------------------------------
           (Name of small business issuer as specified in its charter)


           Nevada                    0-32307                    13-4067623
           ------                    -------                    ----------
(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)


         5100 W. Copans Road, Suite 710, Margate, FL            33063
         -------------------------------------------         ----------
          (Address of principal executive offices)           (Zip code)


        Registrant's telephone number, including area code (954) 974-5818


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13-34(c) under the Exchange
    Act (17 CFT 240-13e-4(c)

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES

          a) On November 13, 2006, the registrant consummated the private sale of 333,333 shares to three (3) accredited investors, at an exercise price of $0.35 per share.

          b) The total offering price was $116,666.55.

          d) The registrant relied on the exemptions from registration provided by Regulation D of the General Rules and Regulations promulgated under the Securities Act of 1933 and Section 4(2) of such Act.

As indicated in (a) above, the shares were sold to three (3) investors whom (i) are accredited investors, as that term is defined in Rule 501 of Regulation D and(ii) agreed to acquire the shares for investment purposes only and not for distribution. A restrictive legend was placed on each certificate issued.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MEDIANET GROUP TECHNOLOGIES, INC.


Date:   November 13, 2006              By: /s/ Martin A. Berns
                                           -------------------
                                           Martin A. Berns
                                           President and Chief Executive Officer


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